UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

(303) 768-3200

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: 12/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2013 Unaudited

		Principal Amount	Value
Asset-Backed Securities—0.4%
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.82%, 11/15/23[1]		$6,972,613	$9,018,100
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.19%, 1/25/23[1]		6,470,000	7,984,889
Harvest CLO IA SA:
Series I-X, Cl. C, 2.137%, 3/29/17[1]		1,015,000	1,385,978
Series I-X, Cl. D, 3.237%, 3/29/17[1]		2,530,000	3,394,948
Series I-X, Cl. E, 7.837%, 3/29/17[1]		2,530,000	3,394,721
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.894%, 12/14/22[1]		6,162,305	7,839,976
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.134%, 7/24/23[1]		1,654,222	2,096,684
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.343%, 8/27/22[1]		3,505,000	4,581,635
Total Asset-Backed Securities (Cost $36,579,757)			39,696,931
Mortgage-Backed Obligation—0.1%
IM Pastor 4 Fondo de Titulizacion de Activos, Series 4, Cl. A, 0.433%, 3/22/44[1] (Cost $7,281,062)		7,172,249	7,765,498
U.S. Government Obligations—3.4%
U.S. Treasury Bills, 0.088%, 5/29/14		213,745,000	213,698,190
U.S. Treasury Nts., 0.25%, 10/31/15[3,9]		120,000,000	119,838,240
Total U.S. Government Obligations (Cost $333,546,750)			333,536,430
Foreign Government Obligations—62.9%
Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		11,815,000	12,819,275
Australia—4.1%
Commonwealth of Australia Sr. Unsec. Bonds, 1.25%, 2/21/22	AUD	17,765,000	16,150,857
New South Wales Treasury Corp. Sr. Unsec. Nts., Series 19, 6%, 4/1/19	AUD	15,520,000	15,389,206
Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6.25%, 6/14/19	AUD	19,590,000	19,642,715
Series 21, 6.00%, 6/14/21	AUD	116,245,000	115,533,453
Series 22, 6.00%, 7/21/22	AUD	6,565,000	6,424,014
Series 33, 6.50%, 3/14/33	AUD	111,485,000	111,727,362
Victoria Treasury Corp. Sr. Unsec. Nts.:
5.50%, 11/17/26	AUD	94,425,000	88,780,956
Series 1224, 5.50%, 12/17/24	AUD	18,415,000	17,507,076
Western Australia Treasury Corp. Unsec. Nts., Series 19, 7%, 10/15/19	AUD	7,500,000	7,722,725
			398,878,364
Belgium—1.7%
Kingdom fo Belgium Unsec. Bonds, Series 60, 4.25%, 3/28/41[4]	EUR	5,055,000	7,949,235
Kingdom of Belgium Bonds, Series 58, 3.75%, 9/28/20	EUR	100,000,000	154,619,049
			162,568,284
Bolivia—0.0%
Plurinational State of Bolivia Sr. Unsec. Nts., 4.875%, 10/29/22[4]		2,075,000	1,992,000
Brazil—3.7%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[4]		12,675,000	11,819,438

1  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Brazil Continued
Federative Republic of Brazil International Bonds, 4.25%, 1/7/25		$9,400,000	$8,965,250
Federative Republic of Brazil Letra Tesouro Nacional Unsec. Nts.:
9.59%, 4/1/14	BRL	73,725,000	30,514,416
10.251%, 7/1/14	BRL	377,465,000	152,496,180
10.346%, 10/1/14	BRL	73,480,000	28,893,921
10.594%, 1/1/15	BRL	86,010,000	32,923,246
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	65,790,000	25,743,460
9.762%, 1/1/21	BRL	26,070,000	9,603,649
10.00%, 1/1/23	BRL	35,800,000	12,817,916
13.288%, 8/15/50[10]	BRL	19,290,000	17,922,041
13.505%, 5/15/45[10]	BRL	21,060,000	19,631,345
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		12,573,000	13,327,380
			364,658,242
Canada—1.5%
Canada Unsec. Bonds:
2.25%, 8/1/14	CAD	73,860,000	70,044,798
3.75%, 6/1/19	CAD	73,380,000	74,987,487
			145,032,285
Colombia—0.6%
Republic of Colombia Sr. Unsec. Bonds, 6.125%, 1/18/41		3,135,000	3,377,962
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		11,010,000	10,641,165
7.375%, 1/27/17		4,470,000	5,191,905
7.375%, 3/18/19		19,585,000	23,658,680
8.125%, 5/21/24		6,980,000	9,004,200
Series B, 10.00%, 7/24/24	COP	5,474,000,000	3,501,091
			55,375,003
Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds, 4.375%, 4/30/25[4]		2,190,000	1,943,625
Croatia—0.3%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[4]		16,465,000	16,094,538
6.25%, 4/27/17[4]		8,385,000	8,950,987
6.375%, 3/24/21[4]		3,840,000	4,037,760
6.75%, 11/5/19[4]		3,810,000	4,143,375
			33,226,660
Denmark—0.5%
Kingdom of Denmark Unsec. Nts., 4%, 11/15/19	DKK	217,580,000	46,518,445
Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[4]		6,030,000	5,577,750
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[4]		6,700,000	6,465,500
			12,043,250
Finland—0.7%
Republic of Finland Sr. Unsec. Nts.:
1.50%, 4/15/23[4]	EUR	29,645,000	38,637,909
1.625%, 9/15/22[4]	EUR	20,300,000	27,044,672
			65,682,581
France—3.3%
French Republic Unsec. Bonds:
2.75%, 10/25/27	EUR	51,415,000	69,297,744

2  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
France Continued
French Republic Unsec. Bonds: Continued
4.50%, 4/25/41	EUR	58,950,000	$97,482,700
French Republic Unsec. Nts.:
2.25%, 10/25/22	EUR	64,835,000	89,317,755
3.75%, 10/25/19	EUR	46,690,000	72,474,124
			328,572,323
Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[4]		6,060,000	6,105,450
Germany—3.6%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	EUR	13,505,000	18,684,969
Federal Republic of Germany Unsec. Bonds:
0.25%, 4/13/18	EUR	97,970,000	131,677,854
1.50%, 5/15/23	EUR	120,045,000	159,279,923
2.50%, 7/4/44	EUR	36,120,000	47,075,035
			356,717,781
Greece—0.0%
Hellenic Republic Sr. Unsec. Bonds:
2.00%, 2/24/23[1]	EUR	135,000	125,800
2.00%, 2/24/24[1]	EUR	135,000	120,735
2.00%, 2/24/25[1]	EUR	135,000	116,699
2.00%, 2/24/26[1]	EUR	135,000	114,142
2.00%, 2/24/27[1]	EUR	135,000	112,191
2.00%, 2/24/28[1]	EUR	135,000	108,483
2.00%, 2/24/29[1]	EUR	135,000	106,233
2.00%, 2/24/30[1]	EUR	135,000	104,472
2.00%, 2/24/31[1]	EUR	135,000	102,395
2.00%, 2/24/32[1]	EUR	135,000	101,386
2.00%, 2/24/33[1]	EUR	135,000	99,747
2.00%, 2/24/34[1]	EUR	135,000	99,141
2.00%, 2/24/35[1]	EUR	135,000	97,768
2.00%, 2/24/36[1]	EUR	135,000	97,857
2.00%, 2/24/37[1]	EUR	135,000	96,981
2.00%, 2/24/38[1]	EUR	135,000	96,672
2.00%, 2/24/39[1]	EUR	135,000	96,746
2.00%, 2/24/40[1]	EUR	135,000	96,268
2.00%, 2/24/41[1]	EUR	135,000	95,415
2.00%, 2/24/42[1]	EUR	135,000	96,181
			2,085,312
Guatemala—0.0%
Republic of Guatemala Sr. Unsec. Bonds, 4.875%, 2/13/28[4]		4,245,000	3,905,400
Hungary—1.4%
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41		915,000	1,005,356
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		12,900,000	12,803,250
5.75%, 6/11/18	EUR	2,010,000	3,024,695
6.375%, 3/29/21		19,510,000	21,022,025
Hungary Unsec. Bonds:
Series 17/A, 6.75%, 11/24/17	HUF	2,716,000,000	13,633,929

3  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hungary Continued
Hungary Unsec. Bonds: Continued
Series 19/A, 6.50%, 6/24/19	HUF	2,804,000,000	$14,014,167
Series 20/A, 7.50%, 11/12/20	HUF	1,546,000,000	8,062,580
Series 23/A, 6.00%, 11/24/23	HUF	3,200,900,000	15,220,026
Hungary Unsec. Nts.:
Series 16/D, 5.50%, 12/22/16	HUF	2,596,000,000	12,543,941
Series 18/A, 5.50%, 12/20/18	HUF	6,901,000,000	33,078,565
			134,408,534
India—0.0%
Republic of India Treasury Bills, 8.665%, 2/14/14[2]	INR	1,000,000	16,007
Indonesia—1.3%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds, 4%, 11/21/18[4]		18,755,000	18,473,675
Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[4]		11,575,000	12,399,719
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[4]		6,265,000	5,372,238
4.875%, 5/5/21[4]		17,510,000	17,422,450
5.25%, 1/17/42[4]		9,395,000	8,150,163
5.375%, 10/17/23[4]		22,250,000	22,250,000
11.625%, 3/4/19[4]		3,750,000	5,034,375
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	23,690,000,000	1,929,707
Series FR61, 7.00%, 5/15/22	IDR	31,680,000,000	2,379,720
Series FR68, 8.375%, 3/15/34	IDR	77,350,000,000	6,056,708
Series FR70, 8.375%, 3/15/24	IDR	201,270,000,000	16,558,881
Series FR71, 9.00%, 3/15/29	IDR	138,250,000,000	11,479,135
			127,506,771
Italy—5.4%
Italy Buoni Ordinari del Tesoro BOT, 0.632%, 4/30/14[2]	EUR	15,550,000	21,344,152
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
3.50%, 11/1/17	EUR	21,770,000	31,271,117
4.00%, 9/1/20	EUR	54,165,000	78,426,816
4.50%, 3/1/19	EUR	126,305,000	187,892,984
4.75%, 9/1/44[4]	EUR	20,230,000	27,542,227
5.00%, 3/1/22	EUR	10,125,000	15,231,808
5.00%, 9/1/40	EUR	40,540,000	57,530,449
Republic of Italy Buoni Poliennali del Tesoro Unsec. Nts., 4.75%, 5/1/17	EUR	27,240,000	40,683,722
Republic of Italy Certificati di Credito del Tesoro Unsec. Nts., 1.14%, 10/15/17[1]	EUR	22,685,000	30,535,352
Republic of Italy International Sr. Unsec. Bonds, 4.50%, 6/8/15	JPY	4,391,000,000	43,527,690
			533,986,317
Ivory Coast—0.3%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 7.10%, 12/31/32[1]		31,705,000	28,534,500
Japan—9.1%
Japan Bank for International Cooperation Sr. Unsec. Nts., 2.30%, 3/19/18	CAD	13,205,000	12,362,167
Japan Sr. Unsec. Bonds:
Series 112, 2.10%, 6/20/29	JPY	14,243,000,000	152,743,631
Series 134, 1.80%, 3/20/32	JPY	9,053,000,000	90,885,294
Series 143, 1.60%, 3/20/33	JPY	13,914,000,000	133,670,719
Series 314, 1.10%, 3/20/21	JPY	16,614,000,000	164,584,301
Series 328, 0.60%, 3/20/23	JPY	10,115,000,000	95,372,127

4  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Japan Continued
Japan Sr. Unsec. Bonds: Continued
Series 329, 0.80%, 6/20/23	JPY	3,029,000,000	$29,033,991
Series 36, 2.00%, 3/20/42	JPY	17,678,000,000	178,669,167
Series 38, 1.80%, 3/20/43	JPY	3,031,000,000	29,293,949
Series 39, 1.90%, 6/20/43	JPY	1,010,000,000	9,977,785
			896,593,131
Kazakhstan—0.1%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[4]		5,645,000	5,073,161
Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[4]		8,505,000	9,217,294
Lithuania—0.3%
Republic of Lithuania Sr. Unsec. Bonds:
6.125%, 3/9/21[4]		14,430,000	16,418,454
6.625%, 2/1/22[4]		13,255,000	15,524,919
			31,943,373
Malaysia—0.5%
Bank Negara Malaysia Monetary Nts., 2.976%, 2/20/14[2]	MYR	26,980,000	8,204,843
Bank Negara Malaysia Monetary Unsec. Nts.:
2.848%, 3/11/14[2]	MYR	21,585,000	6,553,853
2.923%, 7/10/14[2]	MYR	15,650,000	4,705,220
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000	26,044,922
			45,508,838
Mexico—4.7%
United Mexican States Sr. Unsec. Bonds:
6.75%, 9/27/34		6,275,000	7,435,875
7.50%, 4/8/33		2,375,000	3,010,313
United Mexican States Treasury Bills:
3.541%, 4/16/14	MXN	864,385,000	65,561,250
3.561%, 4/30/14	MXN	981,300,000	74,295,154
3.605%, 3/6/14	MXN	973,040,000	74,102,774
3.99%, 2/6/14	MXN	318,600,000	24,322,578
3.993%, 1/23/14	MXN	253,500,000	19,376,591
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	456,450,000	35,428,582
Series M, 7.00%, 6/19/14	MXN	601,750,000	47,041,996
Series M, 8.00%, 6/11/20	MXN	111,800,000	9,609,876
Series M10, 7.75%, 12/14/17	MXN	751,940,000	63,274,284
Series M20, 7.50%, 6/3/27	MXN	282,470,000	23,123,511
Series M20, 8.50%, 5/31/29	MXN	223,080,000	19,449,504
			466,032,288
Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[4]		12,200,000	11,346,000
Netherlands—0.8%
Kingdom of the Netherlands Unsec. Bonds:
4.00%, 7/15/19[4]	EUR	37,870,000	59,605,879
4.00%, 1/15/37[4]	EUR	13,535,000	22,135,034
			81,740,913
Nigeria—0.4%
Federal Republic of Nigeria Bonds, 4%, 4/23/15	NGN	1,729,000,000	9,660,565
Federal Republic of Nigeria Sr. Unsec. Bonds, 5.125%, 7/12/18[4]		6,525,000	6,712,594

5  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Nigeria Continued
Federal Republic of Nigeria Treasury Bills, 11.235%, 1/23/14[2]	NGN	1,426,000,000	$8,861,051
Federal Republic of Nigeria Unsec. Bonds:
7.00%, 10/23/19	NGN	1,210,000,000	5,773,807
16.00%, 6/29/19	NGN	1,278,000,000	8,907,248
			39,915,265
Panama—0.2%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		6,240,000	6,825,000
6.70%, 1/26/36		3,765,000	4,226,213
8.875%, 9/30/27		4,440,000	5,949,600
9.375%, 4/1/29		4,065,000	5,660,512
			22,661,325
Peru—0.4%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		7,695,000	8,887,725
7.84%, 8/12/20[4]	PEN	35,005,000	14,281,369
8.20%, 8/12/26[4]	PEN	34,370,000	14,462,879
			37,631,973
Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		11,750,000	13,835,625
6.375%, 10/23/34		14,200,000	16,933,500
7.75%, 1/14/31		2,190,000	2,890,800
			33,659,925
Poland—1.4%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		9,710,000	8,865,230
5.00%, 3/23/22		9,380,000	10,048,325
5.125%, 4/21/21		16,885,000	18,383,544
Republic of Poland Unsec. Bonds:
5.25%, 10/25/17	PLN	103,545,000	36,462,934
5.25%, 10/25/20	PLN	47,010,000	16,701,983
5.50%, 4/25/15	PLN	74,715,000	25,611,586
5.75%, 10/25/21	PLN	45,365,000	16,540,457
			132,614,059
Portugal—1.4%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds:
4.10%, 4/15/37	EUR	23,735,000	23,916,132
4.35%, 10/16/17[4]	EUR	78,070,000	107,328,403
4.75%, 6/14/19	EUR	4,390,000	5,880,489
			137,125,024
Romania—0.4%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[4]		16,880,000	19,222,100
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	5,890,000	1,896,011
5.90%, 7/26/17	RON	47,660,000	15,436,908
			36,555,019

6  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Russia—2.6%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[4]	RUB	261,100,000	$7,850,226
Russian Federation Sr. Unsec. Bonds:
5.875%, 9/16/43[4]		8,010,000	8,162,190
Series 6211, 7.00%, 1/25/23	RUB	883,000,000	25,960,324
Russian Federation Unsec. Bonds:
Series 6204, 7.50%, 3/15/18	RUB	770,000,000	24,028,701
Series 6205, 7.60%, 4/14/21	RUB	1,100,300,000	33,971,441
Series 6209, 7.60%, 7/20/22	RUB	776,200,000	23,717,204
Series 6210, 6.80%, 12/11/19	RUB	1,001,400,000	29,992,373
Series 6215, 7.00%, 8/16/23	RUB	875,400,000	25,472,061
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[1]	RUB	279,000,000	8,631,008
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[1]	RUB	181,100,000	5,552,867
Vnesheconombank Via VEB Finance plc Sr. Unsec. Bonds:
5.375%, 2/13/17[4]		13,880,000	14,834,944
5.45%, 11/22/17[4]		8,135,000	8,735,363
6.902%, 7/9/20[4]		25,645,000	28,369,781
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 5.942%, 11/21/23[4]		12,495,000	12,526,238
			257,804,721
Serbia—0.3%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[4]		5,485,000	5,526,137
Republic of Serbia Treasury Bills:
9.824%, 1/30/14[2]	RSD	317,000,000	3,799,932
10.004%, 6/12/14[2]	RSD	1,287,000,000	14,927,980
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[4]		6,075,000	6,211,688
			30,465,737
Singapore—0.2%
Republic of Singapore Sr. Unsec. Bonds, 2.375%, 4/1/17	SGD	25,130,000	21,033,946
South Africa—1.8%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		2,370,000	2,550,713
5.875%, 9/16/25		11,775,000	12,281,325
Series R207, 7.25%, 1/15/20	ZAR	507,860,000	47,914,485
Series R208, 6.75%, 3/31/21	ZAR	815,335,000	73,942,723
Series R209, 6.25%, 3/31/36	ZAR	99,810,000	7,005,482
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	131,450,000	12,419,193
Series R186, 10.50%, 12/21/26	ZAR	86,080,000	9,673,168
Series R213, 7.00%, 2/28/31	ZAR	169,936,000	13,532,171
			179,319,260
South Korea—0.1%
Korea Housing Finance Corp. Sec. Nts., 1.625%, 9/15/18[4]		8,420,000	7,955,460
Spain—0.7%
Autonomous Community of Madrid Spain Sr. Unsec. Bonds, 4.30%, 9/15/26	EUR	13,340,000	17,313,069
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	NOK	75,000,000	12,546,094
Kingdom of Spain Bonds, 5.15%, 10/31/44[4]	EUR	8,890,000	12,521,046
Kingdom of Spain Sr. Unsec. Bonds, 4.50%, 1/31/18	EUR	18,675,000	27,673,273
			70,053,482

7  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[4]		$4,085,000	$3,860,325
6.25%, 10/4/20[4]		4,695,000	4,671,525
6.25%, 7/27/21[4]		5,120,000	5,030,400
			13,562,250
Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.392%, 3/9/20[1]		8,165,000	8,573,250
Thailand—0.7%
Kingdom of Thailand Sr. Unsec. Bonds:
3.58%, 12/17/27	THB	581,600,000	16,723,673
3.625%, 6/16/23	THB	810,100,000	24,177,023
3.65%, 12/17/21	THB	518,400,000	15,688,399
Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	THB	495,000,000	15,430,397
			72,019,492
Turkey—1.9%
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	12,505,000	17,074,105
5.625%, 3/30/21		8,165,000	8,238,485
6.25%, 9/26/22		12,810,000	13,335,210
6.875%, 3/17/36		4,565,000	4,495,384
7.375%, 2/5/25		8,130,000	8,796,660
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15	TRY	20,680,000	12,998,283
6.317%, 2/14/18	TRY	24,245,000	9,955,229
7.10%, 3/8/23	TRY	31,540,000	12,055,354
8.30%, 6/20/18	TRY	27,935,000	12,252,923
9.00%, 3/5/14	TRY	139,610,000	65,206,770
9.00%, 3/8/17	TRY	45,315,000	20,546,736
			184,955,139
Ukraine—0.4%
Ukraine International Bonds:
6.25%, 6/17/16[4]		600,000	566,100
6.58%, 11/21/16[4]		12,585,000	11,861,363
6.75%, 11/14/17[4]		12,585,000	11,641,125
6.875%, 9/23/15[4]		13,855,000	13,532,871
7.75%, 9/23/20[4]		2,995,000	2,777,862
			40,379,321
United Arab Emirates—0.2%
Emirate of Dubai Sr. Unsec. International Bonds, 5.591%, 6/22/21		13,320,000	14,435,550
United Kingdom—4.1%
United Kingdom Treasury Unsec. Bonds, 2.25%, 3/7/14	GBP	24,850,000	41,289,404
United Kingdom Unsec. Treasury Bonds:
3.75%, 9/7/21	GBP	104,275,000	185,750,798
4.00%, 9/7/16	GBP	41,200,000	73,730,634
4.25%, 12/7/55	GBP	15,155,000	28,640,846
4.75%, 12/7/38	GBP	37,875,000	74,312,731
			403,724,413
Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		19,560,000	19,608,900

8  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Uruguay Continued
Oriental Republic of Uruguay Sr. Unsec. Bonds: Continued
7.625%, 3/21/36		$1,260,000$	$1,534,050
			21,142,950
Venezuela—0.6%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
5.75%, 2/26/16		15,000,000	12,780,000
7.65%, 4/21/25		11,135,000	7,571,800
8.25%, 10/13/24		11,470,000	8,132,230
9.00%, 5/7/23		15,530,000	11,631,970
13.625%, 8/15/18[4]		14,475,000	13,968,375
Petroleos de Venezuela SA, 9.75% Sr. Unsec. Nts., 5/17/35		7,270,000	5,125,350
			59,209,725
Total Foreign Government Obligations (Cost $6,422,558,117)			6,194,828,693
Corporate Bonds and Notes—30.1%
Consumer Discretionary—0.7%
Auto Components—0.2%
GKN Holdings plc, 6.75% Sr. Unsec. Nts., 10/28/19	GBP	3,410,000	6,398,546
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[4]	EUR	5,305,000	7,714,080
			14,112,626
Automobiles—0.2%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[4]		6,035,000	6,025,145
Jaguar Land Rover Automotive plc, 8.25% Sr. Unsec. Nts., 3/15/20[4]	GBP	8,855,000	16,707,168
			22,732,313
Household Durables—0.1%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[4]		4,795,000	4,162,060

Media—0.2%
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[4]		5,225,000	5,616,875
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[4]	EUR	6,120,000	8,651,825
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[4]	GBP	3,315,000	5,736,500
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[4]	GBP	1,780,000	3,041,914
			23,047,114
Textiles, Apparel & Luxury Goods—0.0%
Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	350,000	512,792
Consumer Staples—0.3%
Beverages—0.1%
Coca-Cola Icecek AS, 4.75% Sr. Unsec. Nts., 10/1/18[4]		6,245,000	6,367,839
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[4]		3,065,000	3,101,342
5.75% Sr. Unsec. Nts., 4/7/21[4]		2,550,000	2,811,530
			12,280,711
Food Products—0.2%
BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[4]		1,850,000	1,850,925
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]		12,885,000	11,502,440
			13,353,365

9  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Energy—5.4%
Energy Equipment & Services—0.5%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[4]		$3,630,000	$3,938,550
North Atlantic Drilling Ltd., 6.08% Sr. Unsec. Nts., 10/30/18[1,4]	NOK	21,500,000	3,551,844
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[4]		13,065,642	13,405,349
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[4]		10,455,000	10,010,662
Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[4]		6,395,000	6,650,800
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[4]		9,390,000	9,252,296
			46,809,501
Oil, Gas & Consumable Fuels—4.9%
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[4]		5,670,000	5,698,350
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]		17,565,000	18,553,031
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[4]		9,430,000	9,362,340
Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19		2,255,000	2,683,450
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[4]		8,575,000	8,558,193
5.25% Sr. Unsec. Nts., 8/10/20[4]		4,955,000	5,125,249
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[4]		18,805,000	19,181,100
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[4]		35,355,000	34,382,737
5.999% Sr. Unsec. Nts., 1/23/21[4]		4,165,000	4,414,900
8.146% Sr. Unsec. Nts., 4/11/18[4]		13,585,000	16,064,262
9.25% Sr. Unsec. Nts., 4/23/19[4]		25,675,000	31,708,625
KazMunayGas National Co. JSC:
7.00% Sr. Unsec. Nts., 5/5/20[4]		2,505,000	2,824,387
9.125% Sr. Unsec. Nts., 7/2/18[4]		6,655,000	8,094,144
Lukoil International Finance BV, 7.25% Sr. Unsec. Nts., 11/5/19[4]		4,130,000	4,790,800
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[4]		4,180,000	4,420,350
7.00% Sr. Unsec. Nts., 3/31/24[4]		2,550,000	2,588,250
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[4]		24,040,000	22,176,900
7.75% Sr. Unsec. Nts., 2/21/17[4]	RUB	114,220,000	3,488,310
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]		1,678,500	1,728,855
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[4]		6,630,000	6,666,644
Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[4]		9,795,000	9,035,888
5.375% Sr. Unsec. Nts., 1/26/19[4]		9,515,000	9,610,150
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35		24,335,000	25,734,263
Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[4]		9,375,000	8,625,000
Petroleos de Venezuela SA:
4.90% Sr. Unsec. Nts., 10/28/14		10,000,000	9,150,000
5.125% Sr. Unsec. Nts., 10/28/16		6,630,000	5,105,100
5.375% Sr. Unsec. Nts., 4/12/27		9,000,000	4,837,500
8.50% Sr. Unsec. Nts., 11/2/17[4]		37,780,000	31,546,300

10  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 1/30/23		$1,265,000	$19,537,219
4.875% Sr. Unsec. Nts., 1/18/24		28,860,000	28,932,150
5.50% Sr. Unsec. Nts., 6/27/44		6,020,000	5,523,350
6.00% Sr. Unsec. Nts., 3/5/20		26,750,000	29,853,000
6.50% Sr. Unsec. Nts., 6/2/41		10,855,000	11,397,750
8.00% Sr. Unsec. Nts., 5/3/19		6,880,000	8,359,200
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[4]		2,659,792	2,832,678
9.75% Sr. Unsec. Nts., 8/14/19[4]		3,760,000	4,737,600
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[4]		9,065,000	11,461,405
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[4,5]		21,245,000	18,164,475
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[4]		11,553,480	11,062,457
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[4]		11,075,000	10,867,344
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[4]		2,002,296	2,046,467
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[4]		3,231,000	3,295,620
			484,225,793
Financials—12.5%
Capital Markets—1.0%
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[1]		21,980,000	19,905,967
Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds[1,4,5]		20,330,000	18,576,538
Goldman Sachs Group, Inc. (The), 0.789% Sr. Unsec. Nts., 2/8/37[1]		9,544,000	7,706,436
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[4]	EUR	3,500,000	5,273,574
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[4]	MXN	151,500,000	10,501,416
UBS AG (Jersey Branch):
4.28% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,195,000	8,607,695
7.152% Jr. Sub. Perpetual Bonds[1,5]	EUR	4,420,000	6,749,575
7.25% Sub. Nts., 2/22/22[1]		21,605,000	23,737,284
			101,058,485
Commercial Banks—9.1%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[4]	TRY	24,760,000	9,919,635
Alfa Bank OJSC Via Alfa Bond Issuance plc, 7.875% Sr. Unsec. Nts., 9/25/17[4]		13,165,000	14,678,975
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[4]	BRL	8,360,000	3,242,302
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[1,5]		1,785,000	1,922,177
Banco BMG SA:
8.875% Sub. Nts., 8/5/20[4]		2,710,000	2,628,700
9.15% Sr. Unsec. Nts., 1/15/16[4]		6,915,000	7,070,587
9.95% Sub. Nts., 11/5/19[4]		9,060,000	9,127,950
Banco de Costa Rica, 5.25% Sr. Unsec. Nts., 8/12/18[4]		9,695,000	9,670,762
Banco del Estado de Chile:
3.875% Sr. Unsec. Nts., 2/8/22[4]		6,450,000	6,319,394
4.125% Sr. Unsec. Nts., 10/7/20[4]		9,530,000	9,716,969
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[1,4,5]		15,290,000	15,825,150
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[4]		31,825,000	31,586,312
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts.,
3/18/16[4]	BRL	14,290,000	5,663,304
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero
Santand, 5.95% Jr. Sub. Nts., 1/30/24[1,4]		9,335,000	9,475,025
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		14,250,000	13,466,250
Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	8,675,000	15,801,098

11  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks Continued
Bank of Scotland plc: Continued
4.875% Sec. Nts., 12/20/24	GBP	5,170,000	$9,349,017
Barclays Bank plc:
4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,320,000	14,507,514
6.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	8,505,000	13,274,033
14.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	9,870,000	21,822,484
Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[1,5]		13,320,000	13,777,875
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[4]		8,075,000	8,095,187
BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[1,5]	GBP	8,210,000	14,037,252
7.195% Jr. Sub. Perpetual Bonds[1,4,5]		13,195,000	13,689,812
BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	2,540,000	3,537,953
5.70% Sub. Nts., 10/22/23[4]		4,235,000	4,371,706
9.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	24,160,000	35,354,668
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[4]		12,245,000	13,561,337
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[4]		9,315,000	9,245,138
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]		13,035,000	12,634,421
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,4,5]		3,486,000	3,503,287
8.375% Jr. Sub. Perpetual Bonds[1,4,5]		36,265,000	41,342,100
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[1,5]	GBP	7,850,000	13,259,191
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	31,010,000	30,154,961
European Investment Bank:
6.00% Sr. Unsec. Nts., 8/6/20	AUD	12,890,000	12,351,618
6.50% Sr. Unsec. Nts., 8/7/19	AUD	17,550,000	17,297,436
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		3,395,000	2,966,619
Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[4]		10,935,000	10,114,875
5.25% Sr. Unsec. Nts., 2/1/17[4]		2,915,000	3,086,985
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[1,5]	GBP	1,270,000	2,160,891
Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[4]		6,400,000	6,616,000
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]		7,120,000	6,888,600
ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[4]		9,410,000	9,491,763
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 1/15/19		17,775,000	17,682,943
LBG Capital No.1 plc:
6.439% Sub. Nts., 5/23/20	EUR	1,320,000	1,924,803
7.869% Sub. Nts., 8/25/20	GBP	8,795,000	15,561,719
11.04% Sub. Nts., 3/19/20	GBP	39,781,000	75,895,447
Lloyds TSB Bank plc, 6% Sec. Nts., 2/8/29	GBP	15,365,000	30,717,177
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,4,5]	GBP	7,380,000	12,588,858
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[1,5]		13,697,000	13,423,060
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		1,545,000	1,557,932
Royal Bank of Scotland NV, 3.372% Sub. Nts., 5/17/18[1]	AUD	19,413,000	15,636,188
Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	2,650,000	3,004,504
13.125% Sub. Nts., 3/19/22[1]	AUD	15,987,000	16,837,217
Santander UK plc, 5% Sub. Nts., 11/7/23[4]		6,530,000	6,556,551
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[4]		9,790,000	9,398,400
5.40% Sr. Unsec. Nts., 3/24/17		5,670,000	6,089,297

12  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks Continued
Sberbank of Russia Via SB Capital SA: Continued
6.125% Sr. Unsec. Nts., 2/7/22[4]		$15,050,000	$15,915,375
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	2,285,000	3,803,219
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[4]		6,100,000	6,074,929
Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,4,5]		12,565,000	13,188,777
7.875% Jr. Sub. Perpetual Bonds[1,4,5]		4,000,000	4,029,000
Stadshypotek AB, 6% Sec. Nts., 6/21/17	SEK	169,680,000	29,989,872
Standard Chartered plc, 5.20% Sub. Nts., 1/26/24[4]		8,890,000	8,875,251
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		6,125,000	6,250,452
Turkiye Is Bankasi AS:
5.50% Sr. Unsec. Nts., 4/21/19[4]		6,250,000	6,213,750
6.00% Sub. Nts., 10/24/22[4]		11,410,000	10,291,820
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]		4,575,000	4,048,418
Turkiye Vakiflar Bankasi Tao:
3.75% Sr. Unsec. Nts., 4/15/18[4]		14,535,000	13,684,703
5.00% Sr. Unsec. Nts., 10/31/18[4]		4,405,000	4,308,090
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[4]		6,440,000	6,858,600
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[4]		14,955,000	12,672,867
6.75% Sr. Unsec. Nts., 2/8/17[4]		8,940,000	9,414,267
			895,100,799
Consumer Finance—0.0%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/31/49[6]		14,000,000	857,500
Diversified Financial Services—1.4%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[1,5]	EUR	9,710,000	13,351,916
AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[4]	EUR	1,190,000	1,700,929
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[4]	EUR	1,380,000	1,983,897
Autopistas del Nordeste Cayman Ltd., 9.39% Unsec. Nts., 4/15/24[4]		18,113,223	18,434,387
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25	EUR	4,390,000	5,326,206
Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[4,5]	EUR	1,520,000	2,204,504
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[4]		17,065,000	14,953,206
5.75% Sub. Nts., 9/28/22[4]		9,105,000	7,921,350
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[4]		10,265,000	10,290,663
Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	EUR	4,390,000	5,402,180
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[4]		23,865,000	24,228,941
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[4]	EUR	3,135,000	4,746,797
ING Verzekeringen NV, 6.375% Sub. Nts., 5/7/27[1]	EUR	9,010,000	13,311,981
Invex/Credito y Casa, 6.45% Sec. Nts., 3/13/34[6]	MXN	27,602,566	369,592
JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[10]	MXN	7,857,706	857,765
6.47% Sec. Nts., 8/26/35[7,10]	MXN	34,101,099	248,122
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[4]		8,720,000	9,030,694
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[4]		4,875,000	5,210,156
SPCM SA, 5.50% Sr. Sec. Nts., 6/15/20[4]	EUR	775,000	1,162,123
			140,735,409

13  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Insurance—0.6%
Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[1]	EUR	1,755,000	$2,782,542
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[1,5]	GBP	1,020,000	1,710,182
6.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,890,000	11,757,485
AXA SA, 6.379% Jr. Sub. Perpetual Bonds[1,4,5]		17,595,000	17,287,088
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,4,5]		15,065,000	15,999,030
Swiss Reinsurance Co. Via ELM BV:
3.775% Jr. Sub. Perpetual Bonds[1,5]	AUD	8,905,000	7,461,054
7.635% Jr. Sub. Perpetual Bonds[1,5]	AUD	1,755,000	1,622,748
			58,620,129
Real Estate Management & Development—0.4%
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[4]		17,235,000	16,588,687
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[4]		14,340,000	12,870,150
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[4]	EUR	2,635,000	3,967,529
			33,426,366
Health Care—0.0%
Health Care Equipment & Supplies—0.0%
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[4]	EUR	3,140,000	4,881,259
Industrials—1.4%
Airlines—0.2%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[4]		21,415,000	19,701,800
Construction & Engineering—0.4%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[4]		8,555,000	8,105,862
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24[7]		13,115,993	15,345,712
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[4]		13,330,000	13,063,400
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[4]	BRL	9,645,000	3,403,396
			39,918,370
Electrical Equipment—0.0%
Orion Engineered Carbons Bondco GmbH, 10% Nts., 6/15/18[4]	EUR	3,195,000	4,878,851
Industrial Conglomerates—0.4%
General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	AUD	20,805,000	19,689,496
Hutchison Whampoa Ltd., 3.75% Perpetual Bonds[1,5]	EUR	3,510,000	4,720,061
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[4]		13,425,000	11,561,610
			35,971,167
Road & Rail—0.4%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[4]		6,215,000	6,813,194
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	17,945,000	24,966,047
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[4]		4,725,000	4,182,570
Ukraine Railways via Shortline plc, 9.50% Sec. Nts., 5/21/18[4]		2,155,000	1,955,662
			37,917,473
Information Technology—0.1%
Internet Software & Services—0.1%
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[4]	EUR	4,275,000	6,238,101

14  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Materials—2.8%
Chemicals—0.4%
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[4]		$14,565,000	$13,625,558
5.75% Sr. Unsec. Nts., 4/15/21[4]		11,690,000	11,514,650
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[4]		9,800,000	9,628,500
			34,768,708
Construction Materials—1.0%
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[4]		380,000	404,700
Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[4]		24,830,000	27,375,075
9.875% Sr. Sec. Nts., 4/30/19[4]		22,730,000	26,082,675
Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[4]		15,115,000	17,117,738
Cemex SAB de CV:
6.50% Sec. Nts., 12/10/19[4]		11,815,000	12,234,433
7.25% Sr. Sec. Nts., 1/15/21[4]		9,540,000	9,897,750
HeidelbergCement Finance BV, 8% Sr. Unsec. Nts., 1/31/17	EUR	1,850,000	2,981,011
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,375,000	2,092,383
			98,185,765
Containers & Packaging—0.1%
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		4,415,000	4,746,125
Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[4]		1,748,000	1,822,290
7.75% Sr. Sec. Nts., 11/15/19[4]	EUR	3,475,000	5,234,710
			11,803,125
Metals & Mining—1.3%
ALROSA Finance SA, 7.75% Nts., 11/3/20[4]		27,135,000	30,214,822
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]		5,530,000	5,765,025
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[4]		11,455,000	10,696,106
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]		12,720,000	12,402,000
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[4]		4,615,000	4,868,825
8.25% Sr. Unsec. Nts., 11/1/19[4]		2,330,000	2,624,163
Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[4]		2,195,000	2,403,525
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[4]		5,840,000	5,986,000
Gestamp Funding Luxembourg SA, 5.875% Sr. Sec. Nts., 5/31/20[4]	EUR	3,750,000	5,468,407
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]		8,600,000	8,385,000
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[4]		9,120,000	8,732,400
MMC Norilsk Nickel OJSC, 5.55% Sr. Unsec. Nts., 10/28/20[4]		13,640,000	13,622,950
Samarco Mineracao SA:
4.125% Sr. Unsec. Nts., 11/1/22[4]		2,110,000	1,904,275
5.75% Sr. Unsec. Nts., 10/24/23[4]		7,550,000	7,493,375
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[4]		5,730,000	5,694,188
Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[4]		6,075,000	6,155,038
			132,416,099

15  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Telecommunication Services—3.3%
Diversified Telecommunication Services—1.2%
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]		$4,270,000	$4,003,125
Deutsche Telekom International Finance BV, 4.875% Sr. Unsec. Nts., 3/6/42[4]		6,125,000	5,846,398
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[1,5]	EUR	9,150,000	13,276,577
Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	BRL	19,740,000	7,572,195
Pacnet Ltd., 9% Sr. Sec. Nts., 12/12/18[4]		1,000,000	1,021,250
Portugal Telecom International Finance BV:
4.625% Sr. Unsec. Nts., 5/8/20	EUR	4,590,000	6,483,426
5.00% Sr. Unsec. Nts., 11/4/19	EUR	1,530,000	2,214,907
5.625% Sr. Unsec. Nts., 2/8/16	EUR	2,425,000	3,577,758
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		8,247,000	8,288,235
Telecom Italia SpA, 7.75% Sub. Nts., 3/20/73[1]	EUR	7,290,000	10,385,860
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[4]		3,995,000	3,665,005
Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[1,5]	EUR	9,080,000	13,390,109
Telekom Austria AG, 5.625% Sub. Perpetual Bonds[1,5]	EUR	5,935,000	8,644,460
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]		30,520,000	29,146,600
Verizon Communications, Inc., 6.55% Sr. Unsec. Nts., 9/15/43		4,440,000	5,195,768
			122,711,673
Wireless Telecommunication Services—2.1%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	126,630,000	8,985,973
8.46% Sr. Unsec. Nts., 12/18/36	MXN	140,800,000	10,211,890
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]		13,755,000	14,322,394
ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[4]		9,440,000	9,229,469
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[4]		6,360,000	6,611,220
Mobile Telesystems OJSC via MTS International Funding Ltd.:
5.00% Sr. Unsec. Nts., 5/30/23[4]		8,570,000	8,055,800
8.625% Sr. Unsec. Nts., 6/22/20[4]		10,940,000	12,963,900
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]		5,085,000	5,440,950
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC:
7.748% Sr. Unsec. Nts., 2/2/21[4]		16,210,000	17,648,638
9.125% Sr. Unsec. Nts., 4/30/18[4]		34,205,000	40,276,387
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]		18,150,000	17,197,125
7.504% Sr. Unsec. Nts., 3/1/22[4]		37,285,000	39,041,869
9.00% Sr. Unsec. Nts., 2/13/18[4]	RUB	276,500,000	8,448,588

Vimpel-Communications OJSC:
8.85% Sr. Unsec. Nts., 3/8/22[1]	RUB	201,200,000	6,196,698
			204,630,901
Utilities—3.6%
Electric Utilities—2.6%
Bhira Investments Ltd., 8.50% Jr. Sub. Nts., 4/27/71[1]		3,280,000	3,283,457
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Nts., 10/21/20[4]		37,670,000	44,073,900
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[4]		6,140,000	6,606,640
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,4,5]		37,360,000	37,220,871

16  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Electric Utilities Continued
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[4]		$6,255,000	$7,412,175
8.375% Sr. Unsec. Nts., 2/1/21[4]	COP	14,256,190,000	7,704,252
Enel SpA:
6.50% Jr. Sub. Nts., 1/10/74[1]	EUR	2,580,000	3,814,968
8.75% Sub. Nts., 9/24/73[1,4]		2,550,000	2,782,348
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[4]		5,010,000	5,010,000
6.75% Sr. Unsec. Nts., 8/6/23[4]		16,130,000	16,573,575
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[1,5]	EUR	4,540,000	6,625,496
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[4]		13,675,000	14,870,346
7.25% Sr. Sec. Nts., 1/15/19[4]		63,540,000	70,649,173
9.375% Sr. Sec. Nts., 1/28/20[4]		3,030,000	3,676,245
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	16,144,026
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[4]		9,380,000	9,075,150
			255,522,622
Energy Traders—0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]		15,410,000	16,592,625
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[4]		9,385,000	9,338,075
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[7]	GBP	3,810,000	6,766,584
Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[4]		1,380,000	1,423,125
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[4]		3,000,000	3,675,000
			37,795,409
Gas Utilities—0.2%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[4]		8,195,000	8,768,650
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	3,930,000	5,873,071
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[4]		5,100,000	4,743,000
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[4]		4,180,000	4,446,475
			23,831,196
Multi-Utilities—0.4%
National Grid North America, Inc., 1.75% Unsec. Nts., 2/20/18	EUR	4,340,000	6,016,720
Veolia Environnement SA, 4.45% Jr. Sub. Perpetual Bonds[1,5]	EUR	23,720,000	32,410,949
			38,427,669
Total Corporate Bonds and Notes (Cost $2,973,121,745)			2,960,635,151

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/20/18 Call[8]	JPM	Buy	CDX.NA.HY.21	5.000%	2/19/14	USD 47,180	98,252

17  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Credit Default Swaptions Purchased: Continued
Credit Default Swap maturing 12/20/18 Call[8]	JPM	Buy	iTraxx Europe Series 20 Version 1	1.000%	2/19/14	EUR	139,350	$65,812
Credit Default Swap maturing 12/20/18 Call[8]	JPM	Buy	CDX.NA.HY.21	5.000	1/15/14	USD	17,460	2,415
Credit Default Swap maturing 12/20/18 Call[8]	BAC	Buy	iTraxx Europe Series 20 Version 1	1.000	1/15/14	EUR	69,975	212
Credit Default Swap maturing 12/20/18 Call[8]	JPM	Buy	CDX.NA.HY.21	5.000	1/15/14	USD	17,455	2,414

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $1,330,140)								169,105

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.7%
Interest Rate Swap maturing 1/10/19 Call[8]	BAC	Receive	Three-Month USD BBA LIBOR	1.985%	1/8/14	USD	127,410	$18,249
Interest Rate Swap maturing 1/13/19 Call[8]	BOA	Receive	Three-Month USD BBA LIBOR	1.993	1/9/14	USD	174,830	32,994
Interest Rate Swap maturing 1/24/17 Call[8]	BAC	Receive	Three-Month USD BBA LIBOR	0.835	1/22/14	USD	183,110	486,633

18  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased Continued
Interest Rate Swap maturing 1/28/17 Call[8]	UBS	Receive	Three-Month USD BBA LIBOR	0.840%	1/24/14	USD	105,810	$299,231
Interest Rate Swap maturing 1/31/19 Call[8]	BOA	Receive	Three-Month USD BBA LIBOR	1.590	1/29/14	USD	88,875	1,123,972
Interest Rate Swap maturing 11/16/26 Call[8]	JPM	Receive	Three-Month KRW CD KSDA	3.625	11/15/16	KRW	100,000,000	2,470,198
Interest Rate Swap maturing 11/20/28 Call[8]	BOA	Receive	Three-Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	1,465,867
Interest Rate Swap maturing 11/25/44 Call[8]	BAC	Receive	Six-Month GBP BBA LIBOR	3.445	11/25/14	GBP	44,375	3,842,031
Interest Rate Swap maturing 11/28/23 Call[8]	GSG	Receive	Three-Month KRW CD KSDA	3.749	11/27/18	KRW	50,000,000	866,050
Interest Rate Swap maturing 11/30/23 Call[8]	GSG	Receive	Three-Month KRW CD KSDA	3.785	11/29/18	KRW	100,000,000	1,677,724
Interest Rate Swap maturing 12/4/45 Call[8]	GSG	Receive	Six-Month GBP BBA LIBOR	3.275	12/4/15	GBP	43,925	7,563,937
Interest Rate Swap maturing 12/5/22 Call[8]	BOA	Pay	Six-Month AUD BBR BBSW	4.373	12/4/17	AUD	100,000	806,012

19  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased Continued
Interest Rate Swap maturing 2/12/24 Call[8]	JPM	Receive	Three-Month USD BBA LIBOR	2.975%	2/10/14	USD 50,915	$921,382
Interest Rate Swap maturing 2/18/24 Call[8]	GSG	Receive	Six-Month EUR EURIBOR	2.069	2/14/14	EUR 50,845	992,607
Interest Rate Swap maturing 2/19/24 Call[8]	UBS	Receive	Six-Month EUR EURIBOR	2.080	2/17/14	EUR 50,875	955,525
Interest Rate Swap maturing 3/10/18 Call[8]	GSG	Pay	Three-Month USD BBA LIBOR	2.425	3/6/14	USD 500,000	1,675,150
Interest Rate Swap maturing 3/10/19 Call[8]	JPM	Receive	Three-Month USD BBA LIBOR	2.005	3/6/14	USD 253,055	1,200,035
Interest Rate Swap maturing 3/10/19 Call[8]	BOA	Receive	Three-Month CAD BA CDOR	2.423	3/10/14	CAD 250,000	1,096,948
Interest Rate Swap maturing 3/10/19 Call[8]	BOA	Receive	Three-Month USD BBA LIBOR	1.976	3/6/14	USD 500,000	2,624,900
Interest Rate Swap maturing 3/12/19 Call[8]	GSG	Receive	Three-Month USD BBA LIBOR	1.960	3/10/14	USD 500,000	2,905,725
Interest Rate Swap maturing 3/19/19 Call[8]	UBS	Receive	Six-Month EUR EURIBOR	1.490	3/17/14	EUR 158,285	716,204

20  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased Continued
Interest Rate Swap maturing 3/19/24 Call[8]	BAC	Pay	Three-Month USD BBA LIBOR	2.745%	3/17/14	USD	74,975	$80,065
Interest Rate Swap maturing 3/24/19 Call[8]	UBS	Receive	Six-Month EUR EURIBOR	1.565	3/20/14	EUR	350,000	1,214,273
Interest Rate Swap maturing 4/1/19 Call[8]	GSG	Receive	Three-Month USD BBA LIBOR	1.703	3/28/14	USD	127,105	1,905,676
Interest Rate Swap maturing 4/10/19 Call[8]	JPM	Receive	Three-Month USD BBA LIBOR	2.145	4/8/14	USD	127,410	673,584
Interest Rate Swap maturing 4/27/47 Call[8]	BAC	Receive	Three-Month USD BBA LIBOR	3.480	4/25/17	USD	76,880	15,773,280
Interest Rate Swap maturing 5/2/19 Call[8]	UBS	Receive	Three-Month USD BBA LIBOR	2.010	4/30/14	USD	76,500	725,450
Interest Rate Swap maturing 5/22/24 Call[8]	JPM	Receive	Three-Month USD BBA LIBOR	3.220	5/20/14	USD	50,820	1,026,552
Interest Rate Swap maturing 5/30/33 Call[8]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	3,451,394
Interest Rate Swap maturing 5/8/19 Call[8]	JPM	Receive	Three-Month USD BBA LIBOR	1.795	5/6/14	USD	203,475	3,197,717

21  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased Continued
Interest Rate Swapmaturing 7/27/46 Call[8]	BOA	Receive	Three-Month USD BBA LIBOR	3.890%	7/25/16	USD 69,880	$9,534,826
Interest Rate Swapmaturing 8/4/46 Call[8]	BOA	Receive	Three-Month USD BBA LIBOR	4.860	8/2/16	USD 43,895	2,499,200

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $63,446,330)							73,823,391

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased—1.6%
AUD Currency Put[8]	GSG	AUD	2 .070	1/29/14	AUD	105,000,000	$229,764
AUD Currency Put[8]	BOA	USD	0.875	12/4/14	AUD	150,000,000	5,573,700
AUD Currency Put[8]	GSG	USD	0.850	11/10/14	AUD	150,000,000	3,847,200
AUD Currency Put[8,11]	BOA	USD	0.900	2/3/14	AUD	100,000,000	1,035,300
AUD Currency Call[8]	GSG	JPY	102.000	9/10/14	AUD	141,580,000	801,061
AUD Currency Call[8]	BOA	JPY	95.500	8/4/14	AUD	93,890,000	1,663,546
AUD Currency Put[8]	GSG	USD	0.880	11/26/14	AUD	150,000,000	5,819,700
BRL Currency Call[8]	GSG	BRL	2.300	1/9/14	BRL	143,010,000	31,748
CAD Currency Put[8]	GSG	CAD	1.093	6/4/14	CAD	327,750,000	2,877,645
CAD Currency Put[8]	JPM	CAD	1.084	11/17/14	CAD	105,370,000	2,151,445
CAD Currency Put[8,12]	BOA	CAD	1.070	5/26/14	CAD	107,000,000	769,865

22  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased Continued
CNH Currency Call[8]	JPM	CNH	6.147	10/16/14	CNH	580,550,000	$1,155,875
EUR Currency Call[8]	BOA	USD	1.380	1/24/14	EUR	500,000,000	4,260,000
EUR Currency Call[8]	BOA	USD	1.265	9/30/14	EUR	100,000,000	934,723
EUR Currency Call[8]	BOA	USD	1.400	1/29/14	EUR	250,000,000	872,750
EUR Currency Call[8]	BOA	USD	1.400	1/29/14	EUR	250,000,000	872,750
EUR Currency Call[8]	GSG	USD	1.410	1/22/14	EUR	200,000,000	232,600
EUR Currency Call[8,13]	BOA	USD	1.290	1/17/14	EUR	73,500,000	–
EUR Currency Put[8]	BOA	USD	1.302	5/23/14	EUR	194,375,000	1,337,689
EUR Currency Call[8]	BAC	USD	1.397	1/13/14	EUR	100,000,000	121,800
INR Currency Call[8]	GSG	INR	65.000	9/2/14	INR	2,895,800,000	1,728,793
INR Currency Call[8]	GSG	INR	65.250	9/3/14	INR	2,908,000,000	1,834,948
JPY Currency Call[8]	BAC	JPY	100.000	1/24/14	JPY	10,000,000,000	30,000
JPY Currency Call[8]	GSG	JPY	100.000	1/10/14	JPY	20,000,000,000	–
JPY Currency Put[8]	BOA	JPY	110.000	3/28/14	JPY	27,500,000,000	1,210,000
JPY Currency Put[8]	BAC	JPY	105.000	3/10/14	JPY	15,750,000,000	2,709,000
JPY Currency Put[8]	BAC	JPY	110.000	3/17/14	JPY	11,000,000,000	385,000

23  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased Continued
JPY Currency Put[8]	GSG	JPY	103.000	5/23/14	JPY	10,010,000,000	$3,703,700
JPY Currency Put[8]	GSG	JPY	110.000	3/14/14	JPY	11,000,000,000	352,000
JPY Currency Call[8]	GSG	JPY	100.000	1/10/14	JPY	20,000,000,000	–
JPY Currency Put[8]	BOA	KRW	10.195	4/30/15	JPY	5,000,000,000	2,748,685
JPY Currency Put[8]	GSG	JPY	104.000	5/11/15	JPY	20,800,000,000	10,795,200
JPY Currency Put[8]	GSG	JPY	108.000	5/22/15	JPY	21,365,000,000	7,306,830
JPY Currency Put[8]	GSG	JPY	105.000	5/23/14	JPY	15,750,000,000	4,063,500
JPY Currency Put[8]	GSG	JPY	101.000	5/7/15	JPY	12,625,000,000	8,761,750
JPY Currency Put[8]	GSG	KRW	10.425	5/7/15	JPY	5,000,000,000	3,688,551
JPY Currency Put[8]	JPM	KRW	10.100	5/7/15	JPY	5,000,000,000	2,463,269
JPY Currency Put[8]	BOA	KRW	9.900	5/7/15	JPY	5,000,000,000	2,039,247
JPY Currency Put[8]	GSG	JPY	105.000	4/8/15	JPY	10,500,000,000	4,819,500
JPY Currency Put[8]	BOA	JPY	103.500	4/9/15	JPY	25,875,000,000	13,817,250
JPY Currency Put[8]	GSG	JPY	103.500	4/10/14	JPY	12,937,500,000	3,816,562
JPY Currency Put[8]	BAC	JPY	105.000	5/23/14	JPY	15,750,000,000	4,063,500
JPY Currency Put[8]	RBS	JPY	101.500	4/7/15	JPY	10,150,000,000	6,617,800

24  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased Continued
JPY Currency Put[8]	GSG	JPY	103.000	4/15/15	JPY	12,875,000,000	$7,261,500
JPY Currency Put[8]	GSG	JPY	104.000	9/7/15	JPY	20,800,000,000	11,606,400
JPY Currency Call[8]	NOM	JPY	94.250	1/24/14	JPY	9,425,000,000	–
JPY Currency Put[8]	BAC	JPY	101.500	4/7/15	JPY	10,150,000,000	6,617,800
MXN Currency Call[8]	GSG	MXN	13.000	9/29/14	MXN	2,527,500,000	5,714,678
MXN Currency Call[8]	CITNA-B	MXN	12.500	1/22/14	MXN	625,000,000	28,125
MXN Currency Call[8]	BOA	MXN	12.725	3/11/14	MXN	1,048,150,000	595,349
MXN Currency Put[8]	BOA	MXN	13.785	1/22/14	MXN	689,250,000	48,248
NOK Currency Call[8]	GSG	NOK	5.830	1/22/14	NOK	1,166,000,000	145,750
NOK Currency Call[8]	BAC	NOK	5.820	1/30/14	NOK	1,164,000,000	245,604
NOK Currency Call[8]	BOA	NOK	5.888	1/31/14	NOK	1,000,875,000	458,401
Republic of Italy Treasury Bonds Call[8]	JPM	EUR	101.400	3/5/14	EUR	25,000,000	714,502
Republic of Italy Treasury Bonds Call[8]	JPM	EUR	102.870	3/18/14	EUR	25,000,000	411,586

Total Over-the-Counter Options Purchased (Cost $159,214,862)							155,392,189

		Principal Amount
Structured Securities—0.8%
Citigroup Global Markets Holdings, Inc., Republic of Colombia Credit Linked Nts.,
Series 2, 10%, 7/25/24	COP	13,239,000,000	8,467,472
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%,
3/30/11[6]	RUB	220,242,600	—

25  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Structured Securities Continued
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[6]	RUB	64,600,000	$—
Deutche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[7]	MXN	1,273,571	91,603
Cl. 2B, 7.208%, 5/22/15[7]	MXN	2,228,143	160,261
Cl. 2C, 7.208%, 5/22/15[7]	MXN	33,594,990	2,416,349
Cl. 2D, 7.208%, 5/22/15[7]	MXN	2,448,356	176,100
Cl. 2E, 7.208%, 5/22/15[7]	MXN	1,778,777	127,940
Cl. 2F, 7.208%, 5/22/15[7]	MXN	1,136,016	81,709
Cl. 2G, 7.208%, 5/22/15[7]	MXN	209,207	15,047
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[2,4]		3,799,298	2,575,494
3.138%, 4/30/25[2,4]		3,735,797	2,532,448
3.191%, 4/30/25[2,4]		4,651,371	3,153,103
3.242%, 4/30/25[2,4]		5,308,833	3,598,788
3.269%, 4/30/25[2,4]		4,241,136	2,875,010
3.346%, 4/30/25[2,4]		3,986,488	2,702,388
3.797%, 4/30/25[2,4]		4,840,890	3,281,575
3.894%, 4/30/25[1,4]		4,179,333	2,833,115
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[4]	COP	12,190,000,000	7,796,547
JPMorgan Chase & Co., Republic of Colombia Credit Linked Nts.:
10.19%, 1/5/16[4]	COP	25,635,000,000	12,182,464
10.218%, 10/31/16[4]	COP	45,697,000,000	20,571,549
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[6]		11,734	11,751
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	218,061,427	3,324,775
Total Structured Securities (Cost $74,541,991)			78,975,488

		Shares
Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[14,15] (Cost $111,095,321)		111,095,321	111,095,321
Total Investments, at Value (Cost $10,182,716,075)	101.1%		9,955,918,197
Liabilities in Excess of Other Assets	(1.1)		(107,897,391)

Net Assets	100.0%		$9,848,020,806

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $29,358,546. See accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,752,448,039 or 27.95% of the Fund’s net assets as of December 31, 2013.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

26  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

7. Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $25,429,427, which represents 0.26% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	$122,793	$91,603	$(31,190)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	214,812	160,261	(54,551)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	3,259,229	2,416,349	(842,880)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	237,353	176,100	(61,253)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	172,730	127,940	(44,790)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	111,830	81,709	(30,121)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	20,634	15,047	(5,587)
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24	8/3/06-11/18/09	13,205,727	15,345,712	2,139,985
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-10/16/13	6,480,653	6,766,584	285,931
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,123,036	248,122	(2,874,914)

		$26,948,797	$25,429,427	$(1,519,370)

8. Non-income producing security.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $30,204,230. See accompanying Notes.

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

11. Knock-out option becomes eligible for exercise if at any time spot rates are less than or equal to 0.85 AUD per 1 USD.

12. Knock-out option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.14 CAD per 1 USD.

13. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.27 USD per 1 EUR.

27  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	454,741,805	1,084,300,881	1,427,947,365	111,095,321

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$111,095,321	$39,310

15. Rate shown is the 7-day yield as of December 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$936,842,561	9.4%
Mexico	765,881,056	7.7
United Kingdom	742,845,567	7.5
Russia	703,581,173	7.1
Brazil	621,041,623	6.2
United States	612,583,151	6.2
Italy	587,087,403	5.9
France	557,713,165	5.6
Germany	442,480,929	4.4
Australia	432,008,267	4.3
Turkey	301,829,138	3.0
South Africa	210,702,280	2.1
Colombia	191,336,531	1.9
Portugal	180,973,801	1.8
Canada	176,088,402	1.8
Belgium	162,568,284	1.6
Netherlands	156,050,972	1.6
Hungary	150,055,228	1.5
Indonesia	145,206,921	1.5
Poland	132,614,059	1.3
Spain	125,511,454	1.3
Peru	111,494,831	1.1
Venezuela	109,848,625	1.1
Israel	89,195,763	0.9
United Arab Emirates	78,211,250	0.8
Thailand	72,019,492	0.7
Chile	71,841,325	0.7
Ukraine	66,239,423	0.7
Finland	65,682,581	0.7
Switzerland	64,177,385	0.6
Supranational	59,804,014	0.6
Denmark	59,777,637	0.6
Malaysia	56,970,243	0.6
Philippines	53,478,951	0.5
Nigeria	45,613,615	0.5

28  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Geographic Holdings Continued	Value	Percent
India	$44,374,662	0.4%
Romania	36,555,019	0.4
China	36,359,198	0.4
Sweden	36,064,801	0.4
Luxembourg	34,775,420	0.4
Croatia	33,226,660	0.3
Lithuania	31,943,373	0.3
Dominican Republic	30,477,637	0.3
Serbia	30,465,737	0.3
Ivory Coast	28,534,500	0.3
Kazakhstan	25,708,854	0.3
Panama	22,661,325	0.2
Singapore	22,055,196	0.2
Uruguay	21,142,950	0.2
Sri Lanka	18,772,406	0.2
South Korea	14,435,299	0.1
Jamaica	14,322,394	0.1
Costa Rica	13,037,512	0.1
Angola	12,819,275	0.1
Eurozone	12,576,944	0.1
Morocco	11,346,000	0.1
Norway	11,052,399	0.1
Ireland	9,261,505	0.1
Latvia	9,217,294	0.1
Austria	8,644,460	0.1
Tanzania	8,573,250	0.1
Jersey, Channel Islands	7,839,976	0.1
Trinidad	7,570,278	0.1
Gabon	6,105,450	0.1
Greece	6,023,862	0.1
Hong Kong	4,720,061	0.1
Guatemala	3,905,400	0.0
Bolivia	1,992,000	0.0

Total	$9,955,918,197	100.0%

Forward Currency Exchange Contracts as of December 31, 2013
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2014	BRL	107,170	USD	46,385	$139,796	$1,098,897
BAC	01/2014	KRW	17,887,000	USD	16,750	173,996	–
BAC	01/2014	MXN	308,600	USD	23,961	–	329,320
BAC	02/2014 - 02/2014	MYR	217,870	USD	68,400	–	2,063,968
BAC	01/2014 - 01/2015	USD	78,980	BRL	186,670	2,127,095	83,560
BAC	01/2014 - 02/2014	USD	80,060	EUR	59,225	–	1,414,696
BAC	01/2014	USD	2,181	IDR	26,758,000	–	4,491
BAC	02/2014	USD	370,898	JPY	38,214,000	7,928,135	–
BAC	02/2014	USD	3,866	THB	125,000	70,897	–
BAC	02/2014	USD	22,599	ZAR	232,065	577,429	–
BNP	01/2014	BRL	9,670	USD	4,154	–	55,020
BNP	05/2014	CAD	114,130	USD	106,729	326,492	–
BNP	05/2014	DKK	90,425	USD	16,577	116,619	–

29  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BNP	02/2014	EUR	15,495	USD	20,844	$472,157	$–
BNP	01/2014 - 06/2014	MXN	598,400	USD	45,422	153,261	–
BNP	05/2014	NOK	20,930	USD	3,407	24,845	–
BNP	03/2014	TRY	13,120	USD	6,350	–	322,279
BNP	05/2014	USD	6,312	CAD	6,735	–	5,063
BNP	05/2014	USD	24,021	DKK	131,890	–	327,024
BNP	01/2014 - 02/2014	USD	276,239	EUR	202,540	5,260	2,395,752
BNP	02/2014	USD	212,502	GBP	131,220	–	4,709,296
BNP	01/2014	USD	1,288	KRW	1,358,000	1,732	–
BNP	01/2014 - 06/2014	USD	90,800	MXN	1,195,100	410,160	509,667
BNP	01/2014	USD	1,486	RON	4,825	1,931	–
BNP	03/2014	USD	20,107	TRY	42,580	625,942	80,509
BNP	02/2014	USD	11,238	ZAR	117,150	120,690	–
BNP	02/2014	ZAR	226,630	USD	21,632	–	125,944
BOA	01/2014	BRL	170,300	USD	72,777	200,107	792,928
BOA	01/2014 - 01/2014	IDR	388,330,000	USD	34,403	–	2,640,393
BOA	02/2014 - 05/2014	JPY	85,547,000	USD	843,932	–	31,272,985
BOA	02/2014	KRW	168,211,000	USD	159,042	–	157,735
BOA	01/2014 - 10/2014	MXN	586,000	USD	44,478	36,788	187,081
BOA	01/2014	RON	45,340	USD	13,840	102,857	–
BOA	02/2014	THB	2,071,300	USD	65,176	–	2,283,569
BOA	01/2014 - 07/2014	USD	101,458	BRL	239,430	1,411,180	141,938
BOA	01/2014 - 01/2014	USD	66,823	IDR	774,256,000	3,470,727	–
BOA	02/2014 - 05/2014	USD	396,732	JPY	40,272,000	14,170,907	–
BOA	01/2014 - 06/2014	USD	233,973	MXN	3,090,125	834,039	1,450,696
BOA	01/2014	USD	5,840	PEN	16,290	40,615	–
BOA	02/2014	USD	9,334	ZAR	99,030	–	63,901
CITNA-B	01/2014	CLP	1,979,000	USD	3,871	–	115,385
CITNA-B	01/2014	COP	5,432,000	USD	2,796	17,289	–
CITNA-B	01/2014 - 02/2014	EUR	272,690	USD	371,660	3,507,542	31,490
CITNA-B	01/2014	GBP	57,520	USD	93,910	1,334,190	–
CITNA-B	02/2014	KRW	33,158,000	USD	31,044	261,834	–
CITNA-B	01/2014 - 04/2014	MXN	2,244,060	USD	172,734	57,033	1,293,276
CITNA-B	01/2014	MYR	97,760	USD	30,868	–	1,065,423
CITNA-B	02/2014 - 05/2014	USD	456,951	AUD	506,250	7,890,750	–
CITNA-B	05/2014	USD	140,447	CAD	148,920	758,430	–
CITNA-B	01/2014	USD	2,150	CLP	1,149,000	–	30,548
CITNA-B	01/2014 - 02/2014	USD	642,998	EUR	475,765	3,638	11,508,939
CITNA-B	01/2014	USD	176,459	GBP	110,320	–	6,213,167
CITNA-B	02/2014	USD	3,249	HUF	708,000	–	17,916
CITNA-B	01/2014 - 04/2014	USD	82,092	MXN	1,089,800	–	928,420
CITNA-B	01/2014	USD	4,466	NOK	26,500	98,651	–
CITNA-B	02/2014	USD	6,675	PLN	20,480	–	90,640
DEU	01/2014 - 02/2014	EUR	84,665	USD	114,687	1,845,205	59,451
DEU	01/2014	PEN	5,820	USD	2,069	2,626	–
DEU	01/2014 - 02/2014	USD	177,955	EUR	131,340	48,030	2,775,184
DEU	01/2014	USD	8,730	GBP	5,435	–	269,194

30  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	05/2014	USD	20,678	PLN	64,740	$–	$558,445
DEU	05/2014	ZAR	30,660	USD	2,943	–	83,144
FIB	03/2014	USD	48,784	TRY	100,840	2,458,276	–
GSCO-OT	09/2014	AUD	9,440	USD	8,887	–	597,044
GSCO-OT	01/2014 - 01/2015	BRL	499,960	USD	212,503	211,820	12,316,036
GSCO-OT	01/2014	KRW	23,510,000	USD	22,000	245,175	–
GSCO-OT	09/2014	USD	8,583	AUD	9,440	293,275	–
GSCO-OT	01/2014 - 01/2015	USD	405,524	BRL	974,640	10,463,302	149,823
GSCO-OT	02/2014 - 06/2014	USD	459,149	EUR	335,090	74,133	1,932,496
GSCO-OT	09/2014 - 09/2014	USD	43,605	INR	3,127,000	–	4,317,959
GSCO-OT	10/2014	USD	68,046	MXN	920,260	–	965,085
HSBC	03/2014	TRY	80,010	USD	38,365	–	1,608,386
HSBC	03/2014	USD	75,965	TRY	157,260	3,767,001	46,639
JPM	01/2014 - 02/2014	BRL	772,807	USD	326,000	2,251,580	1,783,198
JPM	01/2014 - 01/2014	IDR	782,808,000	USD	68,681	–	4,535,945
JPM	01/2014	KRW	32,422,000	USD	30,645	62,110	–
JPM	01/2014 - 03/2014	MXN	584,000	USD	44,626	149,451	199,794
JPM	01/2014 - 02/2014	MYR	672,850	USD	210,728	–	5,678,429
JPM	01/2014 - 02/2014	PLN	207,370	USD	67,078	1,450,607	–
JPM	01/2014	RON	50,380	USD	15,397	96,071	–
JPM	02/2014	RUB	1,835,000	USD	55,505	–	24,837
JPM	02/2014 - 05/2014	THB	1,751,200	USD	54,995	–	1,921,109
JPM	02/2014	USD	4,024	AUD	4,535	–	10,630
JPM	01/2014 -10/2014	USD	216,061	BRL	520,665	374,932	1,922,504
JPM	01/2014	USD	31,663	COP	61,492,000	–	181,046
JPM	01/2014	USD	21,885	EUR	16,000	–	125,762
JPM	01/2014 - 01/2014	USD	71,095	IDR	849,518,000	1,495,784	–
JPM	01/2014	USD	15,532	KRW	16,360,000	37,214	–
JPM	03/2014	USD	69,882	MXN	923,800	–	522,474
JPM	01/2014	USD	125,562	MYR	404,685	2,236,577	46,097
JPM	02/2014	USD	20,021	PLN	61,060	–	149,843
JPM	01/2014	USD	3,480	RON	11,280	10,927	–
JPM	02/2014 - 03/2014	USD	120,110	RUB	4,000,375	–	563,376
JPM	02/2014 - 05/2014	USD	71,118	THB	2,236,200	3,317,835	–
JPM	02/2014	USD	9,734	ZAR	103,250	–	64,239
JPM	02/2014	ZAR	137,250	USD	13,263	–	238,184
MSCO	01/2014	BRL	1,958	USD	822	7,615	–
MSCO	01/2014 - 02/2014	EUR	276,190	USD	375,112	4,934,876	98,704
MSCO	10/2014	MXN	103,800	USD	7,672	111,750	–
MSCO	01/2014	PLN	96,880	USD	31,658	381,199	–
MSCO	07/2014	USD	48,494	BRL	112,070	2,952,984	–
MSCO	01/2014 - 02/2014	USD	55,976	EUR	40,790	–	137,498
MSCO	02/2014	USD	4,711	HUF	1,042,000	–	97,471
MSCO	01/2014	USD	48,405	MXN	625,400	514,944	–
MSCO	02/2014	USD	5,574	PLN	16,970	–	31,907
MSCO	05/2014	USD	1,379	SEK	9,110	–	33,835
MSCO	02/2014	USD	2,981	ZAR	31,040	35,649	–
NOM	01/2014	KRW	116,315,000	USD	108,863	1,192,621	–

31  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
NOM	03/2014	USD	169,345	EUR	125,555	$–	$3,378,028
NOM	04/2014	USD	287,061	JPY	28,001,000	21,009,269	–
RBS	05/2014	CHF	15,875	USD	17,519	300,470	–
RBS	01/2014	NOK	31,555	USD	5,149	51,953	–
RBS	02/2014	PLN	385,445	USD	123,846	3,330,074	–
RBS	01/2014	USD	4,366	NOK	26,740	–	40,947
RBS	02/2014	USD	16,871	PHP	729,000	370,416	–
RBS	02/2014	USD	20,538	PLN	62,830	–	217,957

Total Unrealized Appreciation and Depreciation						$113,558,765	$(121,494,616)

Futures Contracts as of December 31, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 10 yr.	SFE	Sell	3/17/14	2,792	$(3,383,219)
Euro-Bundesobligation	EUX	Sell	3/06/14	607	1,242,086
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	1,000	2,201,695
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	1,500	2,341,772

					$2,402,334

Over-the-Counter Options Written at December 31, 2013

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
AUD Currency Put	BOA	JPY	70.000	8/4/14	AUD	(93,890,000)$	1,056,017	$(195,531)
AUD Currency Put	BOA	USD	0.815	12/4/14	AUD	(150,000,000)	2,840,601	(2,734,050)
AUD Currency Put	GSG	JPY	70.080	9/10/14	AUD	(141,580,000)	1,270,951	(448,698)
AUD Currency Put	GSG	USD	0.800	11/10/14	AUD	(150,000,000)	2,247,600	(2,112,750)
AUD Currency Put	GSG	USD	0.830	11/26/14	AUD	(150,000,000)	2,989,245	(3,166,650)
BRL Currency Call	GSG	BRL	2.210	1/9/14	BRL	(137,410,000)	263,007	–
BRL Currency Put	GSG	BRL	2.300	1/29/14	BRL	(230,000,000)	1,060,000	(3,628,940)
BRL Currency Put	GSG	BRL	2.430	1/9/14	BRL	(151,090,000)	738,662	(81,286)
CAD Currency Put	GSG	CAD	1.144	6/4/14	CAD	(343,050,000)	1,923,000	(901,535)
INR Currency Put	GSG	INR	100.000	9/3/14	INR	(4,456,500,000)	806,627	(8,913)
INR Currency Put	GSG	INR	98.320	9/2/14	INR	(4,380,200,000)	878,016	(13,141)
JPY Currency Call[1]	BAC	JPY	90.000	4/7/15	JPY	(9,000,000,000)	2,000,000	(828,000)
JPY Currency Call	BAC	JPY	94.250	1/24/14	JPY	(9,425,000,000)	65,000	–
JPY Currency Put	BAC	JPY	110.000	3/10/14	JPY	(16,500,000,000)	367,500	(478,500)
JPY Currency Call[2]	BAC	JPY	85.000	5/22/15	JPY	(12,750,000,000)	3,495,001	(1,020,000)
JPY Currency Call	BOA	KRW	13.540	5/7/15	JPY	(5,000,000,000)	1,647,213	(556,594)
JPY Currency Put	BOA	JPY	114.000	4/9/15	JPY	(28,500,000,000)	6,221,000	(4,759,500)
JPY Currency Call	BOA	KRW	13.695	4/30/15	JPY	(5,000,000,000)	1,980,818	(504,816)
JPY Currency Call[1]	BOA	JPY	90.000	4/9/15	JPY	(22,500,000,000)	4,925,000	(2,092,500)
JPY Currency Put	GSG	JPY	120.000	5/22/15	JPY	(23,739,000,000)	4,015,846	(2,302,683)
JPY Currency Call	GSG	JPY	87.050	7/20/15	JPY	(6,528,750,000)	1,734,000	(927,082)
JPY Currency Call	GSG	JPY	86.550	8/20/15	JPY	(8,655,000,000)	2,352,001	(1,280,940)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(15,032,000,000)	4,450,040	(2,720,792)
JPY Currency Call	GSG	KRW	13.600	5/7/15	JPY	(5,000,000,000)	1,902,857	(550,565)

32  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Options Written: Continued

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
JPY Currency Put	GSG	JPY	112.000	5/7/15	JPY	(14,000,000,000)	$2,937,500	$(3,038,000)
JPY Currency Put	GSG	JPY	105.000	1/10/14	JPY	(21,000,000,000)	698,000	(1,365,000)
JPY Currency Call	GSG	JPY	85.550	10/20/15	JPY	(12,832,500,000)	3,601,500	(2,091,698)
JPY Currency Call	GSG	JPY	85.050	11/19/15	JPY	(14,883,750,000)	4,303,250	(2,560,005)
JPY Currency Put	GSG	JPY	105.000	1/10/14	JPY	(21,000,000,000)	706,000	(1,365,000)
JPY Currency Call	GSG	JPY	82.600	4/8/15	JPY	(8,260,000,000)	750,000	(404,740)
JPY Currency Call	GSG	JPY	87.800	9/7/15	JPY	(17,560,000,000)	6,271,999	(3,090,560)
JPY Currency Put	GSG	JPY	108.000	5/23/14	JPY	(10,496,000,000)	857,173	(1,448,448)
JPY Currency Call	GSG	JPY	83.500	4/10/15	JPY	(10,437,500,000)	1,037,500	(594,938)
JPY Currency Call	GSG	JPY	86.050	9/17/15	JPY	(10,756,250,000)	2,963,750	(1,656,462)
JPY Currency Call	JPM	KRW	13.180	5/7/15	JPY	(5,000,000,000)	1,783,639	(697,774)
JPY Currency Put	NOM	JPY	100.350	1/24/14	JPY	(10,035,000,000)	610,000	(4,736,520)
JPY Currency Call[1]	RBS	JPY	90.000	4/7/15	JPY	(9,000,000,000)	1,907,500	(828,000)
MXN Currency Call	BOA	MXN	12.500	1/22/14	MXN	(625,000,000)	363,150	(28,125)
MXN Currency Put	BOA	MXN	13.600	3/11/14	MXN	(1,120,400,000)	778,925	(749,548)
MXN Currency Call	BOA	MXN	12.350	3/11/14	MXN	(1,017,400,000)	427,638	(159,732)
MXN Currency Put	CITNA-B	MXN	13.785	1/22/14	MXN	(689,250,000)	271,250	(48,247)
MXN Currency Put	GSG	MXN	15.750	9/29/14	MXN	(3,062,200,000)	4,096,543	(1,953,684)
MXN Currency Call	GSG	MXN	12.250	9/29/14	MXN	(2,381,700,000)	2,692,779	(1,648,136)
NOK Currency Call	BOA	NOK	5.722	1/31/14	NOK	(972,655,000)	963,220	(61,277)
Republic of Italy Treasury Bonds Call	JPM	EUR	102.390	3/5/14	EUR	(50,000,000)	416,523	(795,434)
Republic of Italy Treasury Bonds Call	JPM	EUR	103.040	3/18/14	EUR	(50,000,000)	419,756	(510,861)

Total of Over-the-Counter Options Written							$90,087,597	$(61,145,655)

1. Knock-in option becomes eligible for exercise if at any time prior to expiration spot rates are less than or equal to 80JPY per 1USD.

2. Knock-in option becomes eligible for exercise if at any time prior to expiration spot rates are less than or equal to 79.2JPY per 1USD.

Cleared Credit Default Swaps at December 31, 2013
Refernce Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
iTraxx Europe Crossover Series 20	Buy	5.000%	12/20/18	EUR	25,495	$2,672,607	$(553,482)

Over-the-Counter Credit Default Swaps at December 31, 2013
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	4,405	$(4,878)$	451,708
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	–	456,585
Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,103)	2,044,735
Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,114)	436,487
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	904,796
Bolivarian Republic of Venezuela	FIB	Buy	5.000	12/20/18	USD	8,540	(1,628,084)	254,185
Hellenic Republic Government B	GSG	Sell	1.000	12/20/20	USD	10,000	2,900,555	426,206
Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	19,335	(715,358)	(678,719)
Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	21,975	(923,121)	(895,962)

33  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Credit Default Swaps: Continued
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
Republic of Italy	GSG	Sell	1.000	3/20/23	USD	22,000	$–	$(1,826,780)
Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	–	31,943
Ukraine	BOA	Sell	5.000	12/20/18	USD	5,995	690,515	750
Ukraine	JPM	Buy	5.000	12/20/18	USD	4,050	(817,359)	(351,380)

Total of Over-the-Counter Credit Default Swaps							$(707,852)	$1,254,554

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name
Corporate Debt (EUR)	47,660,000	EUR	–	EUR	BBB to BBB-
Investment Grade Sovereign Debt	$22,000,000		$–		BBB

Non-Investment Grade Sovereign Debt	$15,995,000		$4,050,000		B-

Total EUR	47,660,000	EUR	–	EUR

Total USD	$37,995,000		$4,050,000

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rting represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at December 31, 2013
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
BAC	Receive	Three-Month USD BBA LIBOR	2.183%	11/20/23	USD	14,110	$–	$1,071,130
BAC	Receive	Three-Month USD BBA LIBOR	1.552	12/9/18	USD	164,870	–	1,519,043
BOA	Receive	Three-Month USD BBA LIBOR	2.805	10/21/23	USD	48,875	–	834,134
BOA	Pay	Three-Month USD BBA LIBOR	2.403	12/18/18	USD	163,900	–	(2,480,956)
BOA	Receive	Three-Month USD BBA LIBOR	2.810	11/18/23	USD	34,635	–	683,981

34  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued
Cleared Interest Rate Swaps: Continued

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
BOA	Pay	Six-Month AUD BBR BBSW	4.585%	10/18/23	AUD	55,985	$–	$300,161
BOA	Receive	Three- Month USD BBA LIBOR	2.543	9/9/17	USD	520,000	–	(6,807,122)
BOA	Pay	Six-Month AUD BBR BBSW	5.490	11/15/23	AUD	87,025	–	(340,842)
BOA	Receive	Three- Month USD BBA LIBOR	1.580	10/17/18	USD	123,040	–	334,578
BOA	Receive	Three- Month USD BBA LIBOR	2.785	10/15/23	USD	64,220	(59,623)	1,104,812
JPM	Receive	Three- Month USD BBA LIBOR	1.719	8/29/18	USD	250,000	–	(2,299,113)
JPM	Receive	Three- Month USD BBA LIBOR	2.256	11/19/23	USD	13,060	–	904,992
UBS	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	EUR	95,365	–	(2,460,618)
UBS	Receive	Six-Month GBP BBA LIBOR	1.820	12/5/18	GBP	88,765	–	1,858,557
UBS	Receive	Six-Month EUR EURIBOR	1.060	12/9/18	EUR	133,140	–	1,606,833

Total of Cleared Interest Rate Swaps							$(59,623)	$(4,170,430)

Over-the-Counter Interest Rate Swaps at December 31, 2013
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	Three-Month SEK STIBOR SIDE	2.175%	5/10/23	SEK	163,000	$(1,045,267)
BAC	Pay	Three-Month SEK STIBOR SIDE	1.700	4/22/17	SEK	1,700,000	(1,852,900)
BAC	Pay	Three-Month ZAR JIBAR SAFEX	6.950	11/12/15	ZAR	341,700	92,693
BAC	Pay	MXN TIIE BANXICO	8.255	8/10/23	MXN	70,300	(57,753)

35  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Interest Rate Swaps: Contined
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	MXN TIIE BANXICO	6.670%	12/21/23	MXN	160,000	$–
BOA	Pay	BZDI	13.230	1/4/16	BRL	403,830	654,034
BOA	Pay	Three-Month CAD BA CDOR	1.660	5/9/16	CAD	469,950	(304,382)
BOA	Pay	Three-Month CAD BA CDOR	2.159	4/9/20	CAD	100,000	(3,302,716)
DEU	Pay	BZDI	12.800	1/4/16	BRL	204,350	69,301
DEU	Pay	BZDI	12.850	1/4/16	BRL	204,360	99,834
DEU	Pay	MXN TIIE BANXICO	6.820	12/14/23	MXN	99,700	768
DEU	Pay	BZDI	12.655	1/4/16	BRL	205,180	(19,460)
GSG	Pay	BZDI	12.670	1/4/16	BRL	202,070	(10,083)
GSG	Pay	BZDI	12.703	1/4/16	BRL	406,630	19,292
GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.000	11/12/15	ZAR	341,700	107,621
GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.990	12/4/15	ZAR	712,200	174,601
GSG	Pay	MXN TIIE BANXICO	6.610	12/19/23	MXN	160,000	(200,126)
GSG	Pay	BZDI	13.030	1/4/16	BRL	201,330	206,409
GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.650	11/19/15	ZAR	341,400	(3,542)
GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.750	11/21/15	ZAR	713,400	23,194
GSG	Pay	BZDI	12.520	1/4/16	BRL	149,220	(74,593)
GSG	Pay	Six-Month JPY BBA LIBOR	0.820	4/15/23	JPY	2,641,000	(55,019)
GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.638	8/3/16	ZAR	1,206,000	215,007
GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	ZAR	344,500	260,693
GSG	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	SEK	635,000	(984,282)
GSG	Pay	MXN TIIE BANXICO	6.360	2/8/33	MXN	200,000	(2,532,633)
GSG	Pay	BZDI	12.440	1/4/16	BRL	359,240	(265,972)
GSG	Pay	MXN TIIE BANXICO	7.730	9/7/33	MXN	222,000	(238,138)
GSG	Pay	MXN TIIE BANXICO	7.900	10/10/23	MXN	333,200	(594,327)
HSBC	Pay	MXN TIIE BANXICO	7.775	7/28/23	MXN	298,500	(587,307)

36  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Interest Rate Swaps: Contined
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
JPM	Receive	Three-Month USD BBA LIBOR	2.150%	5/30/23	USD	27,000	$1,875,383
JPM	Pay	Three-Month KRW CD KSDA	2.960	3/15/23	KRW	25,000,000	(795,495)
JPM	Pay	BZDI	12.490	1/4/16	BRL	198,340	(117,027)
JPM	Pay	MXN TIIE BANXICO	6.660	12/15/23	MXN	160,000	(148,479)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.450	7/2/15	ZAR	651,000	159,049
JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.760	11/21/15	ZAR	341,200	14,067
JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.700	11/19/15	ZAR	683,000	22,715
JPM	Pay	MXN TIIE BANXICO	7.030	5/23/23	MXN	850,000	(3,135,797)
JPM	Pay	BZDI	12.810	1/4/16	BRL	198,720	73,332
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.920	6/20/16	ZAR	762,300	416,699

Total Over-the-Counter Interest Rate Swaps							$(11,840,606)

Over-the-Counter Credit Default Swaptions Written at December 31, 2013
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.00%	1/15/14	USD	17,455	$36,655	$(75)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD	17,455	78,547	(242,937)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD	17,460	82,062	(243,007)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD	17,460	31,428	(75)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	2/19/14	USD	47,180	127,386	(21,632)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	2/19/14	USD	47,180	287,798	(620,120)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR	139,350	189,161	(234,530)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR	139,350	151,329	(20,091)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	3/19/14	USD	50,000	525,000	(225,970)

Total of Over-the-Counter Credit Default Swaptions Written								$1,509,366	$(1,608,437)

37  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written at December 31, 2013
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 2/3/18 Call	BAC	Pay	Six-Month EUR EURIBOR	1.440%	1/30/14	EUR	127,500	$513,572	$(532,516)
Interest Rate Swap maturing 1/10/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.485	1/8/14	USD	127,410	331,266	(33)
Interest Rate Swap maturing 11/4/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.178	11/4/14	GBP	133,245	3,592,136	(6,175,964)
Interest Rate Swap maturing 11/3/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.175	11/3/14	GBP	88,860	2,398,060	(4,131,237)
Interest Rate Swap maturing 12/27/23 Call	BAC	Pay	MXN TIIE BANXICO	6.580	1/7/14	MXN	163,400	308,373	(314,376)
Interest Rate Swap maturing 1/14/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	1.750	1/14/14	GBP	177,820	2,335,716	(5,671,184)
Interest Rate Swap maturing 12/27/23 Call	BAC	Pay	MXN TIIE BANXICO	6.560	1/7/14	MXN	230,000	442,921	(466,328)
Interest Rate Swap maturing 2/3/18 Call	BAC	Pay	Six-Month EUR EURIBOR	1.457	1/30/14	EUR	286,295	1,172,787	(1,110,717)
Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117	5/30/23	EUR	43,925	3,870,578	(4,545,960)
Interest Rate Swap maturing 11/9/22 Call	BAC	Pay	Three-Month USD BBA LIBOR	3.165	11/7/17	USD	250,000	6,725,000	(15,979,715)
Interest Rate Swap maturing 4/27/22 Call	BAC	Pay	Three-Month USD BBA LIBOR	3.100	4/25/17	USD	310,270	8,035,993	(18,234,900)
Interest Rate Swap maturing 11/25/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.273	11/25/14	GBP	177,510	4,960,769	(7,861,348)
Interest Rate Swap maturing 4/10/17 Call	BAC	Pay	Six-Month GBP BBA LIBOR	0.838	4/10/14	GBP	200,000	1,655,375	(7,656,609)

38  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written: Continued
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/8/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.400%	5/6/14	USD	76,375	$175,662	$(19,312)
Interest Rate Swap maturing 1/24/17 Call	BAC	Receive	Six-Month EUR EURIBOR	0.810	1/22/14	EUR	133,330	495,834	(321,726)
Interest Rate Swap maturing 1/29/19 Call	BOA	Pay	Three- Month CAD BA CDOR	2.178	1/29/14	CAD	88,875	542,362	(608,905)
Interest Rate Swap maturing 5/8/19 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.400	5/6/14	USD	127,295	299,143	(32,188)
Interest Rate Swap maturing 2/3/18 Call	BOA	Pay	Six-Month EUR EURIBOR	1.433	1/30/14	EUR	76,500	308,143	(329,853)
Interest Rate Swap maturing 5/8/19 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.000	5/6/14	USD	127,295	954,713	(1,301,906)
Interest Rate Swap maturing 7/27/26 Call	BOA	Pay	Three- Month USD BBA LIBOR	3.960	7/25/16	USD	150,240	8,133,923	(9,325,436)
Interest Rate Swap maturing 1/2/24 Call	BOA	Pay	MXN TIIE BANXICO	6.060	1/13/14	MXN	219,685	636,801	(1,086,423)
Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three- Month USD BBA LIBOR	4.860	8/2/16	USD	173,385	2,600,775	(2,901,983)
Interest Rate Swap maturing 1/27/18 Call	GSG	Pay	Six-Month EUR EURIBOR	1.500	1/23/14	EUR	222,265	903,693	(604,470)
Interest Rate Swap maturing 12/4/20 Call	GSG	Pay	Six-Month GBP BBA LIBOR	2.055	12/4/15	GBP	166,905	6,294,832	(15,646,247)
Interest Rate Swap maturing 11/24/22 Call	GSG	Pay	Three- Month USD BBA LIBOR	2.701	11/21/17	USD	125,000	4,618,750	(9,943,936)
Interest Rate Swap maturing 1/3/24 Call	JPM	Pay	MXN TIIE BANXICO	6.280	1/14/14	MXN	188,900	344,614	(699,104)
Interest Rate Swap maturing 1/23/24 Call	JPM	Pay	Three-Month USD BBA LIBOR	4.561	1/21/14	USD	200,000	790,000	(1,248,384)
Interest Rate Swap maturing 2/12/24 Call	JPM	Pay	Three- Month USD BBA LIBOR	3.275	2/10/14	USD	50,915	341,131	(248,255)
Interest Rate Swap maturing 5/8/29 Call	JPM	Pay	Three- Month USD BBA LIBOR	3.473	5/6/14	USD	81,390	2,331,823	(3,365,878)

39  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written: Continued
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Date	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six-Month AUD BBR BBSW	4.075%	5/12/14	AUD	43,985	$1,144,927	$(2,047,575)
Interest Rate Swap maturing 12/27/23 Call	JPM	Pay	MXN TIIE BANXICO	6.585	1/7/14	MXN	160,800	318,330	(305,252)
Interest Rate Swap maturing 4/10/19 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.645	4/8/14	USD	127,410	417,268	(180,791)
Interest Rate Swap maturing 3/7/24 Call	UBS	Receive	Six-Month EUR EURIBOR	2.510	3/5/14	EUR	88,765	2,329,016	(3,515,502)
Interest Rate Swap maturing 1/28/17 Call	UBS	Receive	Six-Month EUR EURIBOR	0.835	1/24/14	EUR	76,675	293,701	(229,827)
Interest Rate Swap maturing 5/23/18 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.545	5/23/16	GBP	187,925	2,484,916	(8,661,047)

Total of Over-the-Counter Interest Rate Swaptions Written								$73,102,903	$(135,304,887)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities, Inc.
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	RBS Greenwich Capital
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won

40  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

Currency abbreviations indicate amounts reporting in currencies: Continued
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London -Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BANXICO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.NA.HY.21	Markit CDX North American High Yield
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 20	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
KSDA	Korean Securities Dealers Assn.
SAFEX	South Africa Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchanges
SFE	Sydney Futures Exchange

41  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS December 31, 2013 Unaudited

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2013 is as follows:

Cost	$33,265,935
Market Value	$1,238,843
Market value as % of Net Assets	0.01%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

42  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

43  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

44  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$39,696,931	$—	$39,696,931
Mortgage-Backed Obligations	—	7,765,498	—	7,765,498
U.S. Government Obligations	—	333,536,430	—	333,536,430
Foreign Government Obligations	—	6,194,828,693	—	6,194,828,693
Corporate Bonds and Notes	—	2,925,687,146	34,948,005	2,960,635,151
Over-the-Counter Credit Default
Swaptions Purchased	—	169,105	—	169,105
Over-the-Counter Interest Rate
Swaptions Purchased	—	73,823,391	—	73,823,391
Over-the-Counter Options
Purchased	—	155,392,189	—	155,392,189
Structured Securities	—	72,569,953	6,405,535	78,975,488
Investment Company	111,095,321	—	—	111,095,321

Total Investments, at Value	111,095,321	9,803,469,336	41,353,540	9,955,918,197

45  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Other Financial Instruments:
Swaps, at value	—	19,710,308	—	19,710,308
Variation margin receivable	609,375	—	—	609,375
Foreign currency exchange contracts	—	113,558,765	—	113,558,765

Total Assets	$111,704,696	$9,936,738,409	$41,353,540	$10,089,796,645

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(35,020,272)	$—	$(35,020,272)
Options written, at value	—	(61,145,655)	—	(61,145,655)
Variation margin payable	(859,070)	—	—	(859,070)
Foreign currency exchange contracts	—	(121,494,616)	—	(121,494,616)
Swaptions written, at value	—	(136,913,324)	—	(136,913,324)

Total Liabilities	$(859,070)	$(354,573,867)	$—	$(355,432,937)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer out of Level 2*	Transfer into Level 3*
Assets Table
Investments, at Value:
Commons Stocks	$(34,288,846)	$34,288,846
Asset-Backed Securities	(1,395,657)	1,395,657

Total Assets	$(35,684,503)	$35,684,503

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

46  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

47  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,872,062,546 and $7,823,620,709, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized

48  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. During the period ended December 31, 2013, the Fund had an ending monthly average market value of $43,395,305 and $1,044,226,801 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

49  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $22,015,090 and $89,546,777 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $39,273,952 and $29,349,820 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended December 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2013	193,660,800,000	$53,576,063	180,711,880,000	$38,605,259
Options written	201,198,715,000	27,932,835	353,267,300,000	39,069,524
Options closed or expired	(46,265,100,000)	(2,238,184)	(425,860,000)	(3,044,881)
Options exercised	(155,739,500,000)	(26,553,574)	(373,165,160,000)	(37,259,445)

Options outstanding as of December 31, 2013	192,854,915,000	$52,717,140	160,388,160,000	$37,370,457

50  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

51  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $3,680,234 and $287,775 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $13,449,668 and $17,294,564 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the

52  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

53  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $64,484,054 and $137,736,973 on purchased and written swaptions, respectively.

Written swaption activity for the period ended December 31, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2013	7,750,335,000	$108,644,262
Swaptions written	5,887,340,000	32,813,967
Swaptions closed or expired	(1,550,360,000)	(5,919,305)
Swaptions exercised	(6,384,275,000)	(60,926,655)

Swaptions outstanding as of December 31, 2013	5,703,040,000	$74,612,269

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2013, the Fund has required certain counterparties to post collateral of $72,819,725.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However,

54  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

55  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$10,191,474,436
Federal tax cost of other investments	540,340,104

Total federal tax cost	$10,731,814,540

Gross unrealized appreciation	$445,816,674
Gross unrealized depreciation	(727,639,090)

Net unrealized depreciation	$(281,822,416)

56  OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014